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                                                                  Exhibit 10.18


                        AMENDMENT TO GUARANTY AGREEMENT

                              (NHLP AND MCCARVER)

     THIS AMENDMENT TO GUARANTY AGREEMENT (hereinafter sometimes referred to as this "Amendment"), entered into as of the 22nd day of July, 1992, by and among NATIONAL HEALTHCORP L.P., a Delaware limited partnership (the "Partnership Guarantor"), a JAMES O. McCARVER, an individual resident of the State of Florida (formerly an individual resident of the State of Texas and hereinafter referred to as the "Individual Guarantor") (the Partnership Guarantor and the Individual Guarantor being sometimes hereinafter referred to collectively as the "Guarantors"), and THE TORONTO-DOMINION BANK, acting through its Chicago Branch (the "Bank");


                              W I T N E S S E T H:

     WHEREAS, the Guarantors have entered into that certain Guaranty Agreement dated as of December 1, 1987 (as heretofore amended, the "Guaranty Agreement"), in favor of the Bank, guaranteeing, among other things, payment of the obligations of the Borrower under the Reimbursement Agreement; and

     WHEREAS, in connection with the extension by the Bank of the expiration dates of the Letters of Credit issued by the Bank for the account of the Borrower pursuant to the Reimbursement Agreement, the Guarantor has requested certain amendments to the Guaranty Agreement and the Bank is willing to agree to such amendments as hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing premises, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree that capitalized terms used herein (including, without limitation, in the recitals hereof) but not otherwise defined or limited in this Amendment shall have the meanings ascribed thereto in the Guaranty Agreement and further agree as follows:
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         1.       Amendments to Section 1.1.

                  (a) The Guaranty Agreement is hereby amended by deleting clause (f) from the definition of "Permitted Liens" contained in Section 1.1, Definitions, in its entirety, and by substituting the following language in lieu thereof as a new clause (f):

                           "(f) Liens incurred after the date of this Guaranty
                  Agreement given to secure the payment of the purchase price incurred in connection with the acquisition of fixed assets or equipment used or useful and intended to be used in carrying on the business of such Person, including Liens existing on such fixed assets or equipment at the time of acquisition thereof, or at the time of acquisition by such Person of any business entity then owning such fixed assets or equipment, whether or not the existing Liens were given to secure the payment of the purchase price of the fixed assets or equipment to which they attach, so long as they were not incurred, extended or renewed in contemplation of such acquisition, provided that (i) the Lien shall attach solely to the property so acquired or purchased; (ii) at the time of acquisition of such fixed assets or equipment, the aggregate amount remaining unpaid on all Indebtedness secured by Liens on such fixed assets or equipment, whether or not assumed by such Person, shall not exceed an amount equal to 100% of the lesser of the total purchase price or fair market value at the time of acquisition of such fixed assets or equipment (as determined in good faith by the Board of Directors or the managing general partner, as the case may be, of such Person); and
                  (iii) all such Indebtedness shall be payable in equal monthly, quarterly, semiannual or annual installments of principal and interest and shall not be callable at the lender's option for reasons unrelated to the credit worthiness of such person or the destruction of the collateral for such Indebtedness."

                  (b) The Guaranty Agreement is hereby further amended by adding the following language at the end of the definition of "Funded Debt," contained in Section 1.1, Definitions:

                  For purposes of this definition as of any calculation date, operating lease obligations relating to each operating lease shall be calculated at the rate of eight (8) times the annual rent expense under such lease for the lease year in which such calculation date falls; provided, however, that there shall be excluded from any such calculation of operating lease obligations (i) any operating lease obligations arising under any operating lease between NHI and the Partnership Guarantor existing


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                  prior to July 22, 1992 [date of this amendment], and (ii) any obligations arising under any other operating lease to the extent such obligations are otherwise included in Funded Debt by virtue of the foregoing definitions.

         2.       Amendments to Article IV.

                  (a) The Guaranty Agreement is hereby amended by deleting therefrom Section 4.20, No More Favorable Terms for Other Lenders, in its entirety, and by substituting in lieu thereof the following language: "Section
4.20 [RESERVED]."

                  (b) The Guaranty Agreement is hereby further amended by deleting therefrom Section 4.21, Replacement of Letters of Credit, in its entirety, and by substituting in lieu thereof the following language: "Section
4.21 [RESERVED]."

                  (c) The Guaranty Agreement is hereby further amended by deleting therefrom Section 4.22(a), Liens, in its entirety, and by substituting in lieu thereof the following language: "Section 4.22(a) [RESERVED]."

                  (d) The Guaranty Agreement is hereby further amended by deleting therefrom Section 4.22(b), Disposition of Certain Property Interests, in its entirety, and by substituting the following in lieu thereof, as a new
Section 4.22(b):

                           "(b) Use of Proceeds from the Disposition of Certain
                  Property Interests. Except as hereinafter provided, the Partnership Guarantor may sell, convey, assign or otherwise dispose of its property or assets, whether real or personal, tangible or intangible, and any interest therein (each, a "Disposition"), from time to time, without the consent of the Bank, provided that the proceeds (net of any reasonable and customary costs of the transaction) received by the Partnership Guarantor from such Dispositions shall be retained by the Partnership Guarantor and used in the Partnership Guarantor's business for any lawful business purpose, and in no event shall be distributed, directly or indirectly, to any of the partners of the Partnership Guarantor. Notwithstanding the generality of the immediately preceding sentence, in no event shall the Partnership Guarantor sell, convey, assign or otherwise dispose of any right, title or interest in, to or under the Master Lease or any of the separate Leases referred to in Section 1.01 of the Master Lease, without the prior written consent of the Bank."


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         3. Amendment to Section 6.1. The Guaranty Agreement is hereby further amended by deleting from Section 6.1(b) thereof the references to Section 4.20 and Section 4.21.

         4. Consent to Extension of Letters of Credit and Related Matters. The Guarantors hereby consent to (a) the extension of the expiration dates of the Letters of Credit to March 25, 1994, and (b) the execution and delivery by the Borrower and the Bank of that certain Amendment to Reimbursement Agreement of even date herewith between the Borrower and the Bank.

         5. Reaffirmation of Representations and Warranties: Absence of Default. The Guarantors hereby (a) reaffirm that their representatives and warranties as set forth in the Guaranty Agreement are true and correct on the date hereof, and
(b) represent and warrant to the Bank that no Default or Event of Default has occurred and is continuing on the date hereof.

         6. Continuing Effectiveness Except as Amended: Reaffirmation of Obligations. Except to the extent specifically amended as herein set forth, the Guaranty Agreement remains unchanged, and the Guaranty Agreement, as herein amended, remains in full force and effect. The Guarantors hereby reaffirm their obligations under the Guaranty Agreement, as herein amended, and the joint, several, absolute and unconditional guaranty to the Bank of the timely payment and performance of all of the Guaranteed Obligations.

         7. Severability. Any provision of this Amendment which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization as to the remaining provisions hereof and shall not affect the validity, enforceability or legality of such provision in any other jurisdiction.

         8. Governing Law. This Amendment is intended to be performed in the State of Illinois, and shall be construed and +enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Illinois.

         9. Multiple Counterparts. This Amendment may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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                       AMENDMENT TO GUARANTY AGREEMENT
               (JAMES O. McCARVER AND NATIONAL HEALTHCORP L.P.)


         IN WITNESS WHEREOF, The Guarantors and the Bank have duly executed and delivered this Amendment, or caused same to be duly executed and delivered, as of the date first above written.



                                        /s/                    [SEAL]
                                        ----------------------
                                        JAMES O. McCARVER


                                        NATIONAL HEALTHCORP L.P., a
                                        Delaware limited partnership

                                        By:  NHC, Inc., a Tennessee
                                             corporation, as Managing
                                             General Partner


                                             By:  /s/
                                                -------------------------------
                                             Title:  SR VP
                                                   ----------------------------


                                             Attest: /s/
                                                    ---------------------------
                                             Title:  SR VP
                                                   ----------------------------





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              SIGNATURE PAGE TO AMENDMENT TO GUARANTY AGREEMENT
                          DATED AS OF JULY 22, 1992
                                 BY AND AMONG
               JAMES O. McCARVER, NATIONAL HEALTHCORP L.P. AND
                          THE TORONTO-DOMINION BANK,
                      ACTING THROUGH ITS CHICAGO BRANCH



                                        THE TORONTO-DOMINION BANK, acting
                                        through its Chicago Branch

                                        By:/s/
                                           ---------------------------------
                                        Title: MANAGER CREDIT ADMINISTRATION
                                             -------------------------------







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